UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Utility and Infrastructure Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, Suite 1900

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Infrastructure Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Adam D. Kanter Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Duff & Phelps Utility and Infrastructure Fund Inc.

Semi-Annual Report
April 30, 2024

Fund Distributions and Managed Distribution Plan: In June 2015, the Board of Directors (the “Board”) of Duff &  Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) adopted a Managed Distribution Plan (the “Plan”), which currently provides for the Fund to continue to make a quarterly distribution on its common stock of 21.0 cents per share. As further described in the Letter to Shareholders, the quarterly distribution will be changed to an equivalent 7.0 cents per share monthly distribution, beginning with the July 2024 distribution. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in your quarterly written statements are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 15, 2024
Dear Fellow Shareholders:
Board Actions: The Fund declared two quarterly distributions in the first half of the 2024 fiscal year.  The 21-cent quarterly dividend, without compounding, is 84-cents on an annualized basis, which is equal to 9.0% of the April 30, 2024 closing price of $9.30 per share.  Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
At the June meeting, the Board changed the Fund’s distribution payment frequency from quarterly to monthly.  The Board also declared three monthly distributions of seven cents per share, equivalent to the previous quarterly rate of 21-cents per share.  Following the quarterly June distribution, the first monthly distribution of seven cents will be paid to shareholders of record as of July 28, 2024.  Although the distribution remains the same on an annual basis, the Board believes that a monthly distribution schedule may be more appealing to holders of the Fund.
In addition to the change in frequency of the Fund’s distribution, the Board also adopted a share repurchase plan for the Fund, which seeks to enhance shareholder value by purchasing shares in the open market at a discount to NAV, which will result in incremental accretion to the Fund’s NAV.  Under the plan, Fund management is authorized to purchase, on a discretionary basis, up to 5% of the Fund’s outstanding shares.
Performance Review: For the six months ended April 30, 2024, on a net asset value (“NAV”) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 13.0% and its market value total return was 17.5%, compared to the Composite Index’s 14.9% total return. The Composite Index is composed of the MSCI USA Utilities Index (net), the MSCI World ex USA Utilities Index (net), the Alerian US Midstream Energy Index, the FTSE All-World Telecommunications Index, and the MSCI World Core Infrastructure Selected GICS Index (net), with each index weighted to reflect the sector allocation of the Fund. The Fund’s five-year annualized total return on NAV was 1.4% through April 30, 2024, below the Composite Index, which had a 6.1% annualized total return for that same period. On a market value basis, the Fund had a five-year annualized total return of 1.2% through April 30, 2024.
Total Return[1] For the period indicated through April 30, 2024
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
Duff & Phelps Utility and Infrastructure Fund Inc.
Market Value[2]	17.5%	-19.1%	1.2%	1.7%
Net Asset Value[3]	13.0%	-1.2%	1.4%	1.1%
Composite Index[4]	14.9%	7.5%	6.1%	3.5%
MSCI USA Utilities Index (net)[4]	14.9%	0.7%	5.0%	6.8%
Alerian US Midstream Energy Index[4]	19.0%	31.3%	13.1%	N/A
FTSE All-World Telecommunications Index[4]	7.3%	1.4%	0.9%	1.1%
MSCI World Core Infrastructure Selected GICS® Index (net)[4]	12.5%	0.3%	N/A	N/A
MSCI World ex USA Utilities Index (net)[4]	7.6%	-4.1%	3.8%	3.0%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the Alerian US Midstream Energy, MSCI USA Utilities (net), MSCI World ex USA Utilities, MSCI World Core Infrastructure Selected GICS® (net), and FTSE All-World Telecommunications Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The MSCI World Core Infrastructure Selected GICS Index (net) incepted on November 1, 2020, and thus does not have five- and ten-year return information. The Alerian US Midstream Energy Index was launched June 25, 2018 and therefore does not have ten-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI USA Utilities, MSCI World ex USA Utilities (net), and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of month market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in the 2018 Annual Report. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.
Artificial Intelligence and Tailwinds for Electric Demand: Artificial intelligence (AI) was one of the hottest equity market themes in 2023, driving the stocks of the “Magnificent Seven” to considerable gains. The AI thematic continued in 2024 but has broadened to include adjacent opportunities outside of chip suppliers and tech companies. Given AI’s substantial appetite for electricity, it has become a noteworthy topic of interest to utility sector investors. AI’s electric demand is layered on top of several other factors driving increased demand, all of which will create opportunities for utilities.
In our previous management letter to shareholders, we noted that the landscape for electric demand has changed dramatically.
Electric demand in the U.S. rose only 0.4% over the past decade1, driven by energy efficiency measures and slow industrial demand (including the impact of offshoring the production of goods).  Over the past several years, these structural headwinds have been replaced with the powerful tailwinds of electrification, onshoring, data centers, and now, AI.
Efforts to decarbonize the economy through electrification are already evident in electric demand, especially in the area of electric vehicles (“EVs”).  Each EV is estimated to consume roughly 80% of the electricity of the average U.S. house2.  In May of this year, Bank of America estimated that EV battery plants coming online through 2027 could add more than 3.5 gigawatts (“GW”) of demand to the electrical grid. Beyond EVs, the onshoring of manufacturing and the power needs for manufacturing new technologies will drive electric demand. Semiconductor fabrication plants, beneficiaries of recent federal subsidies, are estimated to use double the electricity of an average manufacturing plant2.

1 U.S. Energy Information Administration (EIA) and Wood Mackenzie
2 Bank of America Global Research

Even before the rise of AI, data centers were boosting demand for power, with specific customer demands for renewable energy.  The International Energy Agency (“IEA”) estimates that data centers already accounted for 4% of U.S. electric consumption in 2022 and forecasts this share to rise to 6% by 2026.  AI has now turbocharged data center demand.  AI providers, like Google and Microsoft, are in an arms race to capitalize on AI and are in immediate need of computing power for their AI data centers.  Independent power producers (“IPPs”) with available power are striking deals directly with AI providers and have been the prevalent beneficiaries of increased AI data center demand.  IPPs with nuclear power, such as Constellation Energy and Vistra Corp, have especially benefitted.
Amazon Web Services (“AWS”) recently signed a landmark deal with Talen Energy to develop a 960-megawatt data center at Talen’s Susquehanna nuclear facility in Pennsylvania.  AWS paid a premium price to access this sizable source of electricity.  Exelon CEO Calvin Butler recently said that AI could help drive a 900% jump in power demand in data centers in the Chicago area, due to the availability of reliable nuclear power.  There are a few other utilities, such as Public Service Enterprise Group, which own nuclear power in unregulated subsidiaries and could similarly benefit.
The IEA and McKinsey & Co. forecast that 88 GW of new electric load are expected in the U.S. between 2023-2030 with AI accounting for 40% of the anticipated growth. Given nuclear power will fulfill a small part of the increased demand, a portion will go to developers of new renewable generation. For example, Microsoft recently signed a global renewable energy agreement with Brookfield Renewables to deliver 10.5 GW of new renewable capacity between 2026-2030 in the U.S. and Europe.
In addition, regulated utilities will be required to meet a significant portion of the new demand.  This will drive higher rate base growth and better visibility into a sustained earnings growth rate.  Utilities are already beginning to quantify the impact of the growth in data center demand.  WEC Energy, which reported less than one percent sales growth over the past few years, expects to grow by 4.5-5.0% between 2026-2028, driven in part by a $3.3bn Microsoft data center development in Southeast Wisconsin. Southern Company, one of the country’s largest utilities, reported that data center sales were up 12% year-over-year in the first quarter of 2024. Southern Company expects 1-2% sales growth in 2024 and 2025, increasing to 6% between 2025-2028, with data centers accounting for 80% of this growth.  While utilities have been a bit coy about quantifying earnings benefits from the increased growth, we believe this will come over time.
Of course, there are issues that need to be addressed with this additional growth. For instance, data center developers have power needs that are much greater than what can be provided in the near term. Dominion Energy, in Virginia, was an early indicator of this.  The utility’s territory houses “Data Center Alley” in northern Virginia, which is the largest concentration of data centers in the country.  In response to this growth, Dominion had to temporarily pause new data center connections in 2022 due to grid constraints.
The AI-driven energy appetite comes at a time when the electric grid was already showing signs of strain from the energy transition.  Politicians and regulators have pushed for the retirement of fossil fuel plants, especially coal, with an estimated 160 GW of supply having already been retired over the past decade3.   While much of this fossil fuel generation supply has been replaced by renewable energy, wind and solar power are intermittent, and the gas-fired generation and battery storage capacity needed to fully balance out the mismatch between the peaks and troughs of generation and demand have generally lagged behind.

3 Bank of America Global Research

The new generation under development will also require extensive new transmission facilities to connect to the existing utility grid. However, permitting new transmission is a multi-year process and recent federal efforts to streamline the process have fallen short. Finally, regulators are keen to avoid the impression that data centers developed for highly-profitable tech companies will consume spare capacity in the electrical system or burden residential consumers with the cost of new facilities. Balancing incentives and proper rate design has therefore become a key focus for state legislatures and regulators.
Despite these concerns, many states are actively courting data centers and the economic growth they provide.  Even if all the forecasted growth from AI, data centers, and electrification does not materialize, or takes longer than hoped, it still adds up to a long tail of growth opportunities for electric utilities.
Board of Directors Meeting: At the regular March 2024 Board meeting, the Board declared a quarterly distribution of 21-cents per share to holders of record of common stock on June 17, 2024, with the distribution to be payable on June 28, 2024.  At the regular June 2024 Board meeting, the Board declared monthly distributions of seven cents per share to holders of record of common stock on July 31, 2024; August 30, 2024; September 30, 2024 with distributions to be payable on August 12, 2024; September 10, 2024; October 10, 2024.
The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest at potentially higher yields on equity holdings.  As of April 30, 2024, the Fund’s leverage consisted of $35 million of floating rate preferred stock and $125 million of floating rate debt.  On that date, the total amount of leverage represented approximately 28% of the Fund’s total assets. As outlined in Notes 7 and 8 to the Fund’s financial statements, the Fund’s preferred shares and borrowings pay dividends and interest based on the three-month term SOFR (Secured Overnight Financing Rate), and the OBFR (Overnight Banking Finance Rate), respectively, and rising interest rates increase the cost of the Fund’s leverage.
The amount and type of leverage used by the Fund is reviewed quarterly by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage.  In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling.  In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates.
The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has left the target range for the federal funds rate unchanged since its last increase at its July 26, 2023 meeting.  At the May, 2024 meeting, the FOMC indicated that it would slow the pace of the decline in its securities holdings, beginning in June.  Current market expectations are that the committee will likely begin lowering the federal funds rate in 2024, although the timing remains uncertain.
Rising interest rates generally have a negative impact on income-oriented investments, although if improved growth accompanies the rising rates, the impact can be mitigated.  The negative impact of rising interest rates can also potentially be mitigated by an improved outlook for long-term inflation, or by relative sector performance. The amount and type of leverage employed by the Fund could potentially be modified or eliminated at any time due to the need to meet asset coverage requirements of the leverage or if the Board of Directors came to view the long-term expected benefits of the leverage less favorably.
Managed Distribution Plan: As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund will make a monthly distribution at a rate of seven cents per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.  Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and its effect on net asset value.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg . We appreciate your interest in Duff & Phelps Utility and Infrastructure Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA President and Chief Executive Officer	David Grumhaus Vice President & Chief Investment Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2024
(Unaudited)
Shares	Description	Value
Common Stocks & MLP Interests—137.7%
	■ Airport Services—2.4%
34,400	Aena SME S.A. (Spain)(1)	$ 6,299,724
17,000	Flughafen Zurich AG Registered Shares (Switzerland)(1)	3,406,473
		9,706,197
	■ Electric, Gas and Water—76.1%
289,990	Alliant Energy Corp. (1)	14,441,502
205,660	Ameren Corp. (1)	15,192,104
111,800	Atmos Energy Corp. (1)	13,181,220
674,000	CenterPoint Energy, Inc. (1)	19,640,360
208,500	CMS Energy Corp.	12,637,185
179,000	DTE Energy Co. (1)(2)	19,747,280
250,300	Duke Energy Corp. (1)	24,594,478
220,600	Edison International (1)	15,675,836
900,000	Enel SpA (Italy)	5,936,727
110,000	Entergy Corp. (1)	11,733,700
160,000	Evergy, Inc. (1)	8,392,000
158,000	Eversource Energy (1)	9,577,960
633,000	Iberdrola S.A. (Spain)	7,775,438
517,000	NextEra Energy, Inc. (1)	34,623,490
75,000	Orsted AS (Denmark)(1)(3)	4,139,063
430,000	Pennon Group plc (United Kingdom)	3,575,775
530,235	PPL Corp. (1)	14,560,253
145,000	Public Service Enterprise Group, Inc. (1)	10,016,600
230,000	Redeia Corp. S.A. (Spain)(1)	3,841,386
290,000	RWE AG (Germany)(1)	10,098,594
175,000	Severn Trent plc (United Kingdom)	5,394,620
346,000	Southern Co. (The) (1)	25,431,000
96,300	WEC Energy Group, Inc. (1)	7,958,232
290,300	Xcel Energy, Inc. (1)	15,597,819
		313,762,622
	■ Highways & Railtracks—2.0%
1,033,000	Transurban Group (Australia)(1)	8,391,484
Shares	Description	Value
	■ Integrated Telecommunication Services—2.0%
495,000	AT&T, Inc. (1)	$ 8,360,550
	■ Multi-Utilities—10.1%
560,000	E.ON SE (Germany)	7,410,636
450,000	National Grid plc (United Kingdom)	5,892,878
576,000	NiSource, Inc. (1)	16,047,360
171,400	Sempra (1)	12,277,382
		41,628,256
	■ Oil & Gas Storage, Transportation and Production—39.0%
129,000	Cheniere Energy, Inc. (1)	20,358,780
1,243,185	Energy Transfer LP (1)	19,555,300
514,000	EnLink Midstream LLC (1)	7,052,080
553,000	Enterprise Products Partners LP	15,528,240
556,575	MPLX LP (1)	23,264,835
225,000	ONEOK, Inc. (1)	17,802,000
302,000	Pembina Pipeline Corp. (Canada)	10,626,434
600,000	Plains All American Pipeline LP (1)	10,338,000
187,000	Targa Resources Corp. (2)	21,329,220
382,147	Williams Cos., Inc. (The) (1)(2)	14,659,159
		160,514,048
	■ Railroads—5.2%
48,700	Canadian Pacific Kansas City Ltd. (Canada)	3,820,579
185,000	CSX Corp. (1)	6,145,700
15,900	Norfolk Southern Corp. (1)	3,662,088
33,600	Union Pacific Corp. (1)	7,968,576
		21,596,943
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2024
(Unaudited)
Shares	Description	Value
	■ Telecom Tower REITs—0.9%
39,000	Crown Castle, Inc. (1)	$ 3,657,420
	Total Common Stocks & MLP Interests (Cost $510,358,722)	567,617,520
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—137.7% (Cost $510,358,722)		567,617,520
	■ Written Options—(0.1)%
	(see Open Written Option Contracts on the next page)
	Total Written Options (Premiums received $250,692)	(421,590)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—137.6% (Cost $510,108,030)		567,195,930
	Secured borrowings—(30.3)%	(125,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(8.5)%	(35,000,000)
	Other assets less other liabilities—1.2%	5,009,612
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$ 412,205,542
(1)	All or a portion of the security is segregated as collateral for borrowings. The value of securities segregated as collateral is $337,492,362.
(2)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $23,570,342.
(3)	Non-income producing.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2024
(Unaudited)
Open Written Option Contracts as of April 30, 2024, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Exchange-Traded Call Options
DTE Energy Co.	(900)	$(10,800)	$120.00	7/19/24	$ (64,800)
Targa Resources Corp.	(557)	(6,406)	115.00	6/21/24	(261,790)
Williams Cos., Inc. (The)	(1,900)	(7,600)	40.00	6/21/24	(95,000)
					$(421,590)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2024:
	Level 1	Level 2
Common stocks & MLP interests	$567,617,520	$ —
Written options	(356,790)	(64,800)
Total investments	$567,260,730	$ (64,800)
There were no Level 3 priced securities held and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2024
(Unaudited)
SECTOR ALLOCATION*
COUNTRY WEIGHTINGS*
CURRENCY EXPOSURE*

* Percentages are based on total investments before written options rather than net assets applicable to common stock.
Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	United Kingdom Pound Sterling
USD	United States Dollar
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2024
(Unaudited)
Assets:
Investments at value (cost $510,358,722)	$567,617,520
Foreign currency at value (cost $3)	3
Cash	4,481,383
Receivables:
Investment securities sold	5,001,246
Dividends	1,426,525
Tax reclaims	615,456
Prepaid expenses	54,733
Total assets	579,196,866
Liabilities:
Written options at value (premiums received $250,692) (Note 5)	421,590
Secured borrowings (Note 8)	125,000,000
Payables:
Investment securities purchased	5,149,158
Investment advisory fees (Note 3)	465,535
Administrative fees (Note 3)	38,624
Interest on secured borrowings (Note 8)	663,435
Interest on floating rate mandatory redeemable preferred shares (Note 7)	219,037
Accrued expenses	94,944
Floating rate mandatory redeemable preferred shares (liquidation preference $35,000,000, net of deferred offering costs of $60,999) (Note 7)	34,939,001
Total liabilities	166,991,324
NET ASSETS APPLICABLE TO COMMON STOCK	$412,205,542
CAPITAL:
Common stock ($0.001 par value; 596,000,000 shares authorized and 38,181,740 shares issued and outstanding)	$ 38,182
Additional paid-in capital	406,020,764
Total distributable earnings (accumulated losses)	6,146,596
Net assets applicable to common stock	$412,205,542
NET ASSET VALUE PER SHARE OF COMMON STOCK	$ 10.80
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2024
(Unaudited)
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $144,590)	$10,944,114
Less return of capital distributions (Note 2)	(3,299,890)
Total investment income	7,644,224
EXPENSES:
Investment advisory fees (Note 3)	2,792,341
Administrative fees (Note 3)	199,671
Interest expense and fees on secured borrowings (Note 8)	3,897,986
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,360,457
Professional fees	97,806
Reports to shareholders	75,078
Directors’ fees (Note 3)	39,668
Accounting agent fees	27,107
Custodian fees	7,988
Transfer agent fees	5,497
Other expenses	60,772
Total expenses	8,564,371
Net investment income (loss)	(920,147)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	60,746
Net realized gain (loss) on foreign currency transactions	(26,312)
Net change in unrealized appreciation / depreciation on investments and foreign currency translation	49,995,023
Net change in unrealized appreciation / depreciation on written options	(170,898)
Net realized and unrealized gain (loss)	49,858,559
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$48,938,412
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the six months ended April 30, 2024 (Unaudited)	For the year ended October 31, 2023
OPERATIONS:
Net investment income (loss)	$ (920,147)	$ (1,559,633)
Net realized gain (loss)	34,434	(22,364,359)
Net change in unrealized appreciation / depreciation	49,824,125	(14,476,233)
Net increase (decrease) in net assets applicable to common stock resulting from operations	48,938,412	(38,400,225)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	—	(974,704)
In excess of net investment income	(16,036,331) *	—
Return of capital	—	(47,099,302)
Decrease in net assets from distributions to common stockholders (Note 6)	(16,036,331)	(48,074,006)
From Capital Share Transactions
Shares issued to common stockholders from dividend reinvestment (0 and 66,662 shares, respectively)	—	849,879
Increase in net assets from capital share transactions	—	849,879
Total increase (decrease) in net assets	32,902,081	(85,624,352)
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	379,303,461	464,927,813
End of period	$412,205,542	$379,303,461

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2024
(Unaudited)
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 48,938,412
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long-term investments	167,642,723
(Increase) Decrease in investment securities sold receivable	(2,784,746)
Purchases of long-term investments	(154,582,960)
Increase (Decrease) in investment securities purchased payable	5,149,158
Net change in unrealized (appreciation)/depreciation on investments	(49,997,371)
Net change in unrealized (appreciation)/depreciation on written options	170,898
Net realized (gain)/loss on investments	(60,746)
Return of capital distributions on investments	3,299,890
Proceeds from litigation settlements	1,406
Net proceeds from written options	250,692
Amortization of deferred offering costs on mandatory redeemable preferred shares	23,079
(Increase) Decrease in tax reclaims receivable	(23,763)
(Increase) Decrease in dividends receivable	214,355
(Increase) Decrease in prepaid expenses	(19,744)
Increase (Decrease) in interest payable on secured borrowings	(15,256)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	(10,212)
Increase (Decrease) in affiliated expenses payable	4,967
Increase (Decrease) in non-affiliated expenses payable	(14,916)
Cash provided by (used in) operating activities	18,185,866
Cash provided by (used in) financing activities:
Cash distribution paid to shareholders	(16,036,331)
Due to custodian	(2,216,838)
Cash provided by (used in) financing activities	(18,253,169)
Net increase (decrease) in cash	(67,303)
Cash and foreign currency at beginning of period	4,548,689
Cash and foreign currency at end of period	$ 4,481,386
Supplemental cash flow information:
Cash paid during the period for interest expense on secured borrowings	$ 3,913,242
Cash paid during the period for interest expense on floating rate mandatory redeemable preferred shares	$ 1,347,590
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2024 (Unaudited)	For the year ended October 31,
		2023	2022	2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 9.93	$ 12.20	$ 13.93	$ 12.11	$ 16.40	$ 15.28
Net investment income (loss)	(0.02)	(0.04)	0.12	0.12	0.22	0.12
Net realized and unrealized gain (loss)	1.31	(0.97)	(0.45)	3.10	(3.11)	2.40
Net increase (decrease) from investment operations applicable to common stock	1.29	(1.01)	(0.33)	3.22	(2.89)	2.52
Distributions on common stock:
Net investment income	—	(0.03)	(0.12)	—	(0.71)	—
In excess of net investment income	(0.42)	—	—	—	—	—
Net realized gain	—	—	—	—	—	(0.56)
Return of capital	—	(1.23)	(1.28)	(1.40)	(0.69)	(0.84)
Total distributions	(0.42)	(1.26)	(1.40)	(1.40)	(1.40)	(1.40)
Net asset value, end of period	$ 10.80	$ 9.93	$ 12.20	$ 13.93	$ 12.11	$ 16.40
Market value, end of period	$ 9.30	$ 8.27	$ 13.26	$ 14.26	$ 10.20	$ 15.53
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	4.28% *	4.12%	2.51%	2.27%	2.82%	3.20%
Operating expenses, without leverage	1.64% *	1.66%	1.62%	1.62%	1.67%	1.62%
Net investment income (loss)	(0.46)% *	(0.35)%	0.85%	0.88%	1.59%	0.72%
SUPPLEMENTAL DATA:
Total return on market value(1)	17.53%	(30.11)%	3.04%	55.26%	(25.95)%	29.13%
Total return on net asset value(1)	13.03%	(9.21)%	(2.67)%	27.62%	(17.42)%	17.01%
Portfolio turnover rate	28%	32%	50%	45%	50%	48%
Net assets applicable to common stock, end of period (000’s omitted)	$412,206	$379,303	$464,928	$529,152	$459,201	$621,962
Secured borrowing outstanding, end of period (000’s omitted)	$125,000	$125,000	$155,000	$170,000	$130,000	$160,000
Asset coverage on secured borrowings(2)	$ 4,578	$ 4,314	$ 4,258	$ 4,348	$ 5,148	$ 5,512
Mandatory redeemable preferred shares, end of period (000’s omitted)(3)	$ 35,000	$ 35,000	$ 40,000	$ 40,000	$ 80,000	$100,000
Asset coverage on mandatory redeemable preferred shares(4)	$ 89	$ 84	$ 85	$ 88	$ 80	$ 85
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(5)	358%	337%	338%	352%	319%	339%

*	Annualized.
(1)	Total return on market value assumes a purchase of common stock at the closing market price of the last business day of the prior period and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.
(2)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(3)	The Fund’s preferred shares are not publicly traded.
(4)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2024
(Unaudited)
Note 1. Organization
Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG” or the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date and is out of the money, the option will be fair valued, and classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or unreliable are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2024, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
C.      Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
The Fund may be subject to foreign taxes on income or gains on investments, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation / depreciation on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.
C.      Directors: The Fund pays each director an annual fee. Total fees paid to directors for the six months ended April 30, 2024 were $39,668.
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were $154,582,960 and $167,642,723, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to Note 2E above. During the six months ended April 30, 2024, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.
For the six months ended April 30, 2024, the average quarterly premiums received for written options was $83,564.
The following is a summary of the derivative activity reflected in the financial statements for the six months ended April 30, 2024:
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ —	Net realized gain (loss) on written options	$ —
Liabilities: Written options at value	(421,590)	Net change in unrealized appreciation / depreciation on written options	(170,898)
Net asset (liability) balance	$(421,590)	Total realized and unrealized gain (loss)	$(170,898)
Note 6. Distributions and Tax Information
At April 30, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$513,116,349	$78,374,378	$(23,873,207)	$54,501,171
Written options	(250,692)	—	(170,898)	(170,898)
The Fund has capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended October 31, 2023, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$9,845,089	$18,533,149
The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the 21 cents per common share distribution level. The character of distributions is determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
Note 7. Floating Rate Mandatory Redeemable Preferred Shares
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.
On April 20, 2020, the Fund voluntarily redeemed all 800,000 of its outstanding Series A MRP Shares, on October 22, 2021, the Fund voluntarily redeemed all 1,600,000 of its outstanding Series B MRP Shares, and on July 14, 2023, the Fund voluntarily redeemed 200,000 of its outstanding Series C MRP Shares.
Key terms of Series C MRP Shares at April 30, 2024 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
C	1,400,000	$35,000,000	3M Term SOFR + 2.21%	7.51%	7.56%	8/24/2025
SOFR - Secured Overnight Financing Rate
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $23,079 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date, which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
Note 8. Secured Borrowings
The Fund has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $150,000,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the six months ended April 30, 2024, the Fund had average daily borrowings of $125,000,000 with a weighted average daily interest rate of 6.17%. For the same period, no commitment fees were incurred. At April 30, 2024, the Fund had outstanding borrowings of $125,000,000 at a rate of 6.17% for a one-month term.
Note 9. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following events require recognition or disclosure in these financial statements.
At the June 11, 2024 meeting, the Board of Directors of the Fund changed the frequency of the Fund’s distribution payments from quarterly to monthly.  The quarterly and annualized distribution amounts will remain the same, but the previous quarterly rate of  21.0 cents per share will be replaced by a monthly distribution of 7.0 cents per share.  The Board has authorized payment of the first three monthly distributions on common stock, as shown in the table below.
Cents Per Share	Ex-Date	Record Date	Payable Date
7.0	July 31, 2024	July 31, 2024	August 12, 2024
7.0	August 30, 2024	August 30, 2024	September 10, 2024
7.0	September 30, 2024	September 30, 2024	October 10, 2024

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2024
(Unaudited)
Also at the June 11th meeting, the Fund adopted a share repurchase plan.  The plan seeks to enhance shareholder value by purchasing shares of the Fund in the open market at a discount to net asset value (“NAV”), which could result in incremental accretion to the Fund’s NAV.  Under the plan, the Fund is authorized to purchase, on a discretionary basis, up to 5% of the Fund’s outstanding shares through June 30, 2025.  Under the share repurchase program, the amount and timing of repurchases will be at the discretion of the Adviser and subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. Any repurchases made under the program will be subject to exchange requirements and volume, timing and other limitations under federal securities laws. The Fund’s repurchase activity will be disclosed in the annual and semi-annual reports to shareholders.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dpg and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser.  In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data.  As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the  and 5-year periods ended June 30, 2023 but above the median for the 1- and 3-year periods ended June 30, 2023.  The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3- and 5-year periods ended June 30, 2023, measured against two benchmarks: the Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Thomson Reuters Lipper) and a composite of the

Alerian U.S. Midstream Energy Index, the MSCI USA Utilities Index, MSCI ACWI ex USA Utilities Index, the MSCI World Core Infrastructure Selected GICS Index, and the FTSE All World Telecommunications Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”).1  The Contracts Committee noted that, for the 1- and 5-year periods ended June 30, 2023, the Fund’s NAV total return underperformed the Lipper Sector Peer Group Average while outperforming the average for the 3-year period ended June 30, 2023. For the same period, the Contracts Committee also noted that the Fund’s market value total return outperformed the Lipper Sector Peer Group Average for the  3- year period and underperformed the Lipper Sector Peer Group Average for the  1- and 5-year periods.  The Contracts Committee noted that, for the period ended June 30, 2023, both the Fund’s NAV total return and the Fund’s market value total return trailed the Composite Benchmark for the 1-, 3- and 5-year periods. In evaluating the performance of the Fund, the Committee took account of the fact that in November 2019, the Fund had changed its investment policies to allow greater investment in infrastructure companies and to allow a higher proportion of its investments to be in the United States, and that this policy change had necessitated a repositioning of the Fund’s portfolio, with a goal of providing more stable investment performance with less volatility over the long term.  The Committee also considered that, as reported by the Adviser, the Fund performance for the 5-year trailing period ended June 30, 2023 was negatively impacted by deleveraging during the early phase of the COVID-19 pandemic, as well as the Fund’s exposure to midstream energy holdings that were particularly impacted by the pandemic during that same period.  The Committee also considered that, as reported by the Adviser, the Fund’s market value total return performance for the 1-year period ended June 30, 2023 was negatively impacted following the June 15, 2023 announcement of the reduction in the Fund’s quarterly distribution rate from 35 cents per share to 21 cents per share.
The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 21 cent per share quarterly distribution level.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total assets basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses.  The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group.  Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses.  Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the  Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.
Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2025. On December 13, 2023, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2025.

1 For periods prior to November 1, 2020, the benchmark did not include the MSCI World Core Infrastructure Selected GICS Index.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 11, 2024.  The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of director*
Director elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2027 and until her successor is duly elected and qualified:
Eileen A. Moran	29,297,104	2,520,961
2. Election of director*
Director elected by the holders of the Fund’s preferred stock to serve until the Annual Meeting in the year 2027 and until his successor is duly elected and qualified:
Donald C. Burke	1,400,000	0
*Directors whose term of office continued beyond this meeting are as follows: Mareilé B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara and David J. Vitale (Chairman).

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Board of Directors
DAVID J. VITALE
Chair
EILEEN A. MORAN
Vice Chair
DONALD C. BURKE
MAREILÉ B. CUSACK
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
ERIC J. ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
Duff & Phelps Utility
and Infrastructure Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, Suite 1900
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	A schedule of investments is included as part of the report to stockholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 24, 2024) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April 30, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Utility and Infrastructure Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date June 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date June 21, 2024

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date June 21, 2024